UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

BOWEN ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41741	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BOWNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BOWN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one-tenth of one ordinary share upon the completion of the Company’s initial business combination	BOWNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

  Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2025, Bowen Acquisition Corp, a Cayman Islands exempted company (the “Company”), entered into Prepaid Forward Purchase Agreement (the “FPA”) by and among the Company, Qianzhi Group Holding (Cayman) Limited, an exempted company incorporated with limited liability in the Cayman Islands (“NewCo”), and the funds, accounts and/other investment vehicles managed by Harraden Circle Investments, LLC signatory thereto, which is an unaffiliated shareholder of the Company (collectively, the “Purchaser”). The FPA will not impact the likelihood that the Business Combination will be approved but would potentially maximize the amount of funds retained by the Company following consummation of the Business Combination (defined below).

In accordance with the FPA and subject to the terms and conditions set forth therein, the Purchaser shall purchase from holders of ordinary shares, par value $0.0001 per share, of the Company (“Company Ordinary Share”) that have elected to redeem their Company Ordinary Shares in connection with the contemplated business combination (“Business Combination”) between the Company, NewCo and Shenzhen Qianzhi BioTech Company Limited (“Qianzhi”), up to the lesser of (a) 550,000 Company Ordinary Shares and (b) such number of Company Ordinary Shares as shall, following the Business Combination between the Company, NewCo and Qianzhi, not to exceed 9.9% of the total number of Company Ordinary Shares to be outstanding (such shares to be purchased, the “Forward Purchase Shares”) from public shareholders for a price no greater than the redemption price (the “Redemption Price”) per share to be paid to redeeming public shareholders of the Company. The current Redemption Price payable to redeeming public shareholders is approximately $10.991 per share. Any Company Ordinary Shares purchased pursuant to the FPA will not be voted in favor of approving the Business Combination.

Upon the Business Combination closing, 50,000 Purchased Shares shall be deemed to be “Commitment Shares” and the remaining Forward Purchased Shares shall be deemed to be “Prepaid Forward Purchase Shares”.

No later than the earlier of (a) one business day after the Business Combination closing and (b) the date any assets from the Company’s trust account are disbursed in connection with the Business Combination, the Company and NewCo shall cause Purchaser to be paid directly, out of the funds held in the Company’s trust account, a cash amount (the “Prepayment Amount”) equal to the number of Forward Purchased Shares multiplied by the Redemption Price.

Upon the subsequent sale of the Prepaid Forward Purchase Shares by the Purchaser, the Purchaser will remit the Reference Price (as defined below) per share to the Company. On the date that is twelve months after the closing of the Business Combination (the “Maturity Date”), any Prepaid Forward Purchase Shares not sold by the Purchaser will be returned by the Purchaser to the Company and any remaining amounts in respect of the Prepaid Forward Purchase Shares will be retained by Purchaser. Prior to the Maturity Date, the Purchaser may sell Commitment Shares at any price in Purchaser’s sole discretion.

The Purchaser has agreed that until the Maturity Date, the Prepaid Forward Purchase Shares may not be sold for a price less than the Reference Price. The “Reference Price” will initially equal the Redemption Price and may, at the Company’s option, be reduced (but never increased) at any time to the lowest daily volume weighted average price of the Company Ordinary Shares for the preceding 10 trading days.

As of the date of the FPA, an aggregate of 6,771,031 shares have been submitted for redemption in connection with the Business Combination.

The foregoing description of the FPA is not complete and is qualified in its entirety by reference to the full text of the FPA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

Neither the Company nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive and is not intended to form the basis of any investment decision or any other decision in respect of the Company or the proposed business combination with NewCo and Qianzhi.

This Current Report on Form 8-K include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination with NewCo and Qianzhi.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the proposed Business Combination, the Company has filed a Registration Statement on Form S-4 (“S-4”) with the Securities and Exchange Commission (“SEC”), which included a prospectus of the Company as well as the Company’s proxy statement (the “Proxy Statement/Prospectus”), and mailed the definitive Proxy Statement/Prospectus to its shareholders. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NEWCO, QIANZHI, THE TRANSACTIONS AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC by directing a written request by mail to the Company at 420 Lexington Avenue, Suite 2446, New York, NY 10170.

Participants in the Solicitation

The Company and its directors, executive officers, and employees may be considered to be participants in the solicitation of proxies in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the Business Combination, including a description of their respective direct and indirect interests, by security holdings or otherwise, is included in the S-4 and Proxy Statement/Prospectus. Additional information regarding the Company’s directors and executive officers can also be found in the prospectus contained in the Company’s Registration Statement on Form S-1 filed with the SEC on June 13, 2023, and declared effective by the SEC July 11, 2023, in connection with the Company’s initial public offering. These documents are available free of charge as described above.

Qianzhi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Proxy Statement/Prospectus.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 8.01 Other Events

As described above, the Company called an extraordinary general meeting (the “Meeting”) for January 13, 2025 to approve, among other matters, the Business Combination. On January 13, 2025, the Company adjourned the Meeting to 10:00 a.m. on January 14, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Prepaid Forward Purchase Agreement
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2025

	By:	/s/ Jiangang Luo
Jiangang Luo
Chief Executive Officer